EXHIBIT 10.3
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                                AMENDMENT TO THE
                            CAS MEDICAL SYSTEMS, INC.
                           2003 EQUITY INCENTIVE PLAN

         WHEREAS, CAS Medical Systems, Inc., a Delaware corporation (the "Company"), previously established the CAS Medical Systems Inc. 2003 Equity Incentive Plan (the "Plan"); and

         WHEREAS, in Section 9 of the Plan, the Company reserved the right to amend the Plan; and

         WHEREAS, in light of changes to the law concerning deferred compensation, including Internal Revenue Code Section 409A and related Treasury Regulations, the Company wishes to amend the Plan to clarify its intentions with respect to the Plan.

         NOW THEREFORE, the Plan is hereby amended by the addition of new
Section 14 at the end thereof, to read as follows:

         "SECTION 14. CODE SS.409A COMPLIANCE.

                  To the extent any Award hereunder provides for a deferral of compensation (within the meaning of Code ss.409A and related regulations), the material terms of the deferral, to the extent required under Treasury Regulation ss.1.409A-1(c)(3) to establish a deferred compensation plan, shall be set forth in the written Award documentation (including by incorporation by reference, if applicable) prior to the effective date of such Award. Such provisions may include a requirement that if any payment or acceleration of a payment is made upon a change of control, the definition of change of control for purposes of such award also complies with the requirements of Treasury Regulation ss.1.409A-3(i)(5).

                  In addition, whenever it is provided in this Plan or in any Award made hereunder that a payment or delivery is to be made "promptly" after a given event, such payment or delivery shall be made within 10 days of the event and the recipient shall have no right to designate the taxable year of payment or delivery."

         IN WITNESS WHEREOF, the undersigned officer has set his hand this 29th day of December, 2008.

                                               CAS MEDICAL SYSTEMS, INC.


                                               By: /s/ Andrew E. Kersey
                                                   ---------------------------
                                                   Name:  Andrew E. Kersey
                                                   Title: President and CEO